SEVENTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Seventh Amendment”) is entered into and effective as of the Seventh Amendment Closing Date (as defined below) among ENERJEX RESOURCES, INC., a Nevada corporation (“Parent”), ENERJEX KANSAS, INC. (f/k/a Midwest Energy, Inc.), a Nevada corporation (“EnerJex Kansas”), DD ENERGY, INC., a Nevada corporation (“DD Energy”), Working Interest, LLC, a Kansas limited liability company (“Working Interest”), BLACK SABLE ENERGY, LLC, a Texas limited liability company (“Black Sable”), BLACK RAVEN ENERGY, INC., a Nevada corporation (“Black Raven”) and ADENA, LLC, a Colorado limited liability company (“Adena”; together with Parent, EnerJex Kansas, DD Energy, Working Interest, Black Sable and Black Raven, collectively, “Borrowers” and each, a “Borrower”) and TEXAS CAPITAL BANK, N.A., a national banking association, as a Bank, L/C Issuer and Administrative Agent (in such latter capacity and together with its successors and permitted assigns in such capacity the “Administrative Agent”), and the several banks and financial institutions from time to time parties to the Credit Agreement, as defined below (the “Banks”). Capitalized terms used but not defined in this Seventh Amendment have the meaning given them in the Credit Agreement.

RECITALS

A.           Borrowers, Administrative Agent, L/C Issuer and Banks previously entered into that certain Amended and Restated Credit Agreement dated as of October 3, 2011, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 14, 2011, that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 31, 2012, that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 2, 2012, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of January 24, 2013, that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of September 30, 2013 and that certain Sixth Amendment thereto dated as of November 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.           On the Seventh Amendment Closing Date, Parent desires to issue up to 850,000 shares of 10% Series A Cumulative Redeemable Perpetual Preferred Stock ($0.001 par value per share) pursuant that certain Amended and Restated Certificate of Designation of Preferences, Rights and Limitations in substantially the form attached hereto as Exhibit A (the “Issuance”).

C.           Borrowers have requested that Administrative Agent and Banks consent to the Issuance.

D.           Administrative Agent and Banks desire to consent to the Issuance subject to the terms and conditions set forth herein.

E.           Borrowers, Administrative Agent, L/C Issuer and Banks have agreed to amend the Credit Agreement, subject to the terms and conditions of this Seventh Amendment.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

I.           Specific Amendments to Credit Agreement.

A.           Article I, Definitions, of the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

“Seventh Amendment” means the Seventh Amendment to Amended and Restated Credit Agreement dated effective as of the Seventh Amendment Closing Date by and among Borrowers, Administrative Agent, L/C Issuer and Banks.

“Seventh Amendment Closing Date” means the date on which the Designation is filed with the Secretary of State of the State of Nevada and the conditions precedent set forth in the Seventh Amendment have been satisfied as set forth therein.

B.           Article I, Definitions, of the Credit Agreement is hereby amended by revising the definition of “Designation” in its entirety as follows:

“Designation” means that certain Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of 10% Series A Cumulative Redeemable Perpetual Preferred Stock as filed with the Secretary of State of the State of Nevada, setting forth the rights, preferences, restrictions and other matters relating to 10% Series A Cumulative Redeemable Perpetual Preferred Stock of the Parent.

II.          Consent to the Issuance. Subject to terms of this Seventh Amendment and the satisfaction of the conditions precedent set forth in Section III below, Administrative Agent and Banks hereby consent to the Issuance.

III.         Conditions Precedent to Seventh Amendment. This Seventh Amendment shall be effective once each of the following conditions have been satisfied in Administrative Agent’s sole discretion on or before the Seventh Amendment Closing Date:

A.	Borrowers, Administrative Agent and Banks shall have executed and delivered this Seventh Amendment;

B.	Borrowers shall have delivered executed copies of the Designation and the other documents, certificates and other agreements executed and/or delivered in connection with the Issuance; and

C.	Borrowers shall have delivered to Administrative Agent evidence that the Issuance has been consummated and all conditions therein have been satisfied, unless waived by Administrative Agent in writing.

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IV.          Representations, Warranties and Covenants. Borrowers represent and warrant to Administrative Agent and Banks that (a) they possess all requisite Corporate Power and authority to execute, deliver and comply with the terms of this Seventh Amendment, (b) this Seventh Amendment has been duly authorized and approved by all requisite Corporate Action on the part of the Borrowers, (c) no other consent of any Person (other than Administrative Agent and Banks) is required for this Seventh Amendment to be effective, (d) the execution and delivery of this Seventh Amendment does not violate their Governing Documentation, (e)  the representations and warranties in each Loan Document to which they are a party are true and correct in all material respects on and as of the Seventh Amendment Closing Date as though made on the Seventh Amendment Closing Date, (f)  they are in full compliance with all covenants and agreements contained in each Loan Document to which they are a party, (g) no Event of Default or Default has occurred and is continuing, and (h) no exhibit or schedule to the Credit Agreement is required to be supplemented, amended or modified in connection with the transactions contemplated by this Seventh Amendment or any other matters occurring prior to the Seventh Amendment Closing Date. The representations and warranties made in this Seventh Amendment shall survive the execution and delivery of this Seventh Amendment. No investigation by Administrative Agent or any Bank is required for Administrative Agent or any Bank to rely on the representations and warranties in this Seventh Amendment.

V.          Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Seventh Amendment. Except as affected by this Seventh Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Seventh Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrowers hereby reaffirm their obligations under the Loan Documents to which they are a party to and agree that all Loan Documents to which they are a party to remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Seventh Amendment). Borrowers hereby release, discharge and acquit Administrative Agent, L/C Issuer and Banks from any and all claims, demands, actions, causes of action, remedies, and liabilities of every kind or nature (including without limitation, offsets, reductions, rebates, or lender liability) arising out of any act, occurrence, transaction or omission occurring in connection with the Credit Agreement and the other Loan Documents prior to the Seventh Amendment Closing Date.

VI.          Miscellaneous.

(a)          No Waiver of Defaults. This Seventh Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Administrative Agent’s or any Bank’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)          Form. Each agreement, document, instrument or other writing to be furnished to Administrative Agent under any provision of this Seventh Amendment, if any, must be in form and substance satisfactory to Administrative Agent and its counsel.

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(c)          Headings. The headings and captions used in this Seventh Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Seventh Amendment, the Credit Agreement, or the other Loan Documents.

(d)          Costs, Expenses and Attorneys’ Fees. Borrowers agree to pay or reimburse Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Seventh Amendment, including, without limitation, the reasonable fees and disbursements of Administrative Agent’s counsel.

(e)          Successors and Assigns. This Seventh Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)          Multiple Counterparts. This Seventh Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one (1) and the same instrument. This Seventh Amendment may be transmitted and signed by facsimile or portable document file (pdf). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrowers, Administrative Agent, L/C Issuer and Banks. Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(g)          Governing Law. This Seventh Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h)          Entirety. THIS SEVENTH AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS CONSTITUTE A “LOAN AGREEMENT” AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER UNDER THIS SEVENTH AMENDMENT AND UNDER THOSE OTHER WRITTEN DOCUMENTS AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature pages follow)

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IN WITNESS WHEREOF, this Seventh Amendment is executed effective as of the Seventh Amendment Closing Date.

BORROWERS:

ENERJEX RESOURCES, INC.

By:
Robert G. Watson, Jr.
Chief Executive Officer

ENERJEX KANSAS, INC.

By:
Robert G. Watson, Jr.
Chief Executive Officer

DD ENERGY, INC.

By:
Robert G. Watson, Jr.
Chief Executive Officer

WORKING INTEREST, LLC

By:
Robert G. Watson, Jr.
Chief Executive Officer

BLACK SABLE ENERGY, LLC

By:
Robert G. Watson, Jr.
Chief Executive Officer

Signature Page to Seventh Amendment

BLACK RAVEN ENERGY, INC.

By:
Robert G. Watson, Jr.
Chief Executive Officer

– and –

ADENA, LLC

By:
Robert G. Watson, Jr.
Chief Executive Officer

Signature Page to Seventh Amendment

ADMINISTRATIVE AGENT AND L/C ISSUER:

TEXAS CAPITAL BANK, N.A.,
as Administrative Agent, L/C Issuer and
a Bank

By:
W. David McCarver IV
Senior Vice President

BANKS:

TEXAS CAPITAL BANK, N.A.,
as Administrative Agent, L/C Issuer and
a Bank

By:
W. David McCarver IV
Senior Vice President

IBERIABANK

By:
Cameron D. Jones
Senior Vice President

Signature Page to Seventh Amendment

Exhibit A

to

SEVENTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

Amended and Restated Certificate of Desigantrion of Preferences, Rights and Limitations of 10% Series A Cumulative Redeemable Perpetual Preferred STock